UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CYTOSORBENTS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T01419-P54969 CYTOSORBENTS CORPORATION 2026 Annual Meeting Vote by August 12, 2026 11:59 PM ET You invested in CYTOSORBENTS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 13, 2026. Vote Virtually at the Meeting* August 13, 2026 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/CTSO2026 Get informed before you vote View the Important Notice Regarding the Availability of Proxy Materials, the Proxy Statement for the 2026 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 30, 2026. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. CYTOSORBENTS CORPORATION 305 COLLEGE ROAD EAST PRINCETON, NEW JERSEY 08540 ATTN: CORPORATE SECRETARY

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T01420-P54969 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the following nominees to serve as directors: Nominees: 1a. Phillip P. Chan, MD, PhD For 1b. Michael G. Bator, MBA For 1c. Edward R. Jones, MD, MBA For 1d. Alan D. Sobel, CPA For 1e. Jiny Kim, MBA For 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K. For 3. To ratify the appointment of WithumSmith+Brown, PC as CytoSorbents Corporation’s independent auditors to audit CytoSorbents Corporation’s financial statements for the fiscal year ending December 31, 2026. For 4. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock, subject to our Board’s discretion, at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board, without further approval or authorization of our stockholders, prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting. For 5. To approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. For 6. To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.